UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 4, 2016

Date of Report (Date of earliest event reported)

Graphite Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

616 Corporate Way, Suite 2-9011
Valley Cottage, NY 10989

(Address of Principal Executive Offices)

(844) 804-5599
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 3, 2016, Mark Radom resigned from his position on the registrant's board of directors and as chief executive officer. Mr. Radom resigned his positions in the registrant due to disagreement with the other director, Yehuda Eliraz, over the entry into certain material transactions. A copy of Mr. Radom's resignation letter is attached hereto as Exhibit 10.1. Mr. Eliraz may be reached at eliraz-y@zahav.net.il.

Also effective April 3, 2016, Charles Maslin resigned from his position as the registrant's chief operating officer for the same reason as Mr. Radom.

As at the date hereof, no new directors or officers have been appointed.

Item 9.01. Financial Statements and Exhibits

10.1	Mark Radom Resignation Letter

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHITE CORP. a Nevada corporation

Dated: April 3, 2016	By:	/s/ Mark Radom
Mark Radom
Chief Executive Officer